UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2008

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective as of the close of business on March 28, 2008, the separation of Philip Morris International Inc. (“PMI”) from Altria Group, Inc. (“Altria”) was completed (the “Spin-off”). In connection with the Spin-off, PMI entered into certain agreements with Altria to define responsibility for obligations arising before and after the Spin-off, including, among others, obligations relating to transition services, employees, taxes and intellectual property.

On March 28, 2008, PMI entered into a Transition Services Agreement (the “Transition Services Agreement”) with Altria Corporate Services, Inc., a subsidiary of Altria (“ALCS”), pursuant to which ALCS will provide a variety of services to PMI for a period of time following the Spin-off not to exceed twenty-four months. The transition services include, among others, consulting services related to risk management, benefit administration and information technology as well as the transfer of transaction processing (accounts payable and expense reports) for certain Latin American markets.

On March 28, 2008, PMI entered into an Employee Matters Agreement (the “Employee Matters Agreement”) with Altria. The Employee Matters Agreement governs PMI’s and Altria’s respective obligations with respect to employees, compensation plans, treatment of holders of Altria stock options, restricted stock and deferred stock with respect to PMI, and cooperation between the companies in the sharing of employee information and maintenance of confidentiality.

On March 28, 2008, PMI entered into a Tax Sharing Agreement (the “Tax Sharing Agreement”) with Altria. The Tax Sharing Agreement generally governs PMI’s and Altria’s respective rights, responsibilities and obligations for pre-distribution periods and for potential taxes on the Spin-off. With respect to any potential taxes resulting from the Spin-off, responsibility for such tax will be allocated to the party that acted (or failed to act) in a manner which resulted in such tax.

Effective as of January 1, 2008, PMI entered into an Intellectual Property Agreement (the “Intellectual Property Agreement”) with Philip Morris USA Inc., a subsidiary of Altria (“PM USA”). The Intellectual Property Agreement governs the ownership of intellectual property between PMI and PM USA. Ownership of the jointly funded intellectual property has been allocated as follows: (i) PMI owns all rights to the jointly funded intellectual property outside the United States, its territories and possessions and (ii) PM USA owns all rights to the jointly funded intellectual property in the United States, its territories and possessions. Ownership of intellectual property related to patent applications and resulting patents based solely on the jointly funded intellectual property, regardless when filed or issued, will be exclusive to PM USA in the United States, its territories and possessions and exclusive to PMI everywhere else in the world. Additionally, the Intellectual Property Agreement contains provisions concerning intellectual property that is independently developed by PMI or PM USA following the Spin-off.

The foregoing descriptions of the Transition Services Agreement, the Employee Matters Agreement, the Tax Sharing Agreement and the Intellectual Property Agreement are qualified in their entirety by reference to the complete terms and conditions of these agreements which are attached as Exhibits 10.1 - 10.4 to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

In connection with the Spin-off, on March 27, 2008, three management directors of PMI, Ann Marie Kaczorowski, Gregory Galligan and André Calantzopoulos, resigned from the Board of Directors.

Immediately following the resignation of the foregoing directors, the following individuals were appointed to the Board of Directors: Harold Brown, Mathis Cabiallavetta, Louis C. Camilleri, J. Dudley Fishburn, Lucio A. Noto, Sergio Marchionne and Carlos Slim Helú. Stephen M. Wolf continues to serve on the Board of Directors.

There are no arrangements or understandings pursuant to which these individuals were selected as directors, and there are no related party transactions between these individuals and PMI. The PMI Board has not yet finally determined on which committees of the Board these individuals will serve. Mr. Wolf continues to serve on each of the Audit, Compensation and Leadership Development as well as the Nominating and Corporate Governance Committees.

The compensation program of PMI’s non-employee directors is described in detail in the Registration Statement on Form 10, as amended (File No. 001-33708 (the “Registration Statement”)). Pursuant to this program, PMI intends to pay its non-employee directors an annual retainer of $100,000 and a retainer of $5,000 for each committee of which they are a member. PMI intends to pay the Presiding Director and the chairs of the Audit and Compensation and Leadership Development Committees an annual retainer of $20,000, and the chairs of the Finance, Nominating and Corporate Governance, and Product Innovation and Regulations Affairs Committees an annual retainer of $10,000 for additional services rendered in connection with committee chair responsibilities. Each non-employee director will also receive an annual share award with an aggregate fair market value of $140,000 at the first PMI Board Meeting scheduled for April 24, 2008. PMI directors will not receive meeting fees.

Appointment of Certain Officers

The following individuals have been appointed to the positions listed below effective as of 5:00 p.m. on March 28, 2008:

Louis C. Camilleri, Chairman and Chief Executive Officer.

André Calantzopoulos, Chief Operating Officer.

Joachim Psotta, Vice President and Controller.

Hermann Waldemer, Chief Financial Officer.

Compensatory Arrangements of Certain Officers

Effective March 28, 2008, PMI adopted the Philip Morris International Benefit Equalization Plan (a form of which was attached as an exhibit to the Registration Statement). The text of this plan is attached to this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

The compensation programs for the executive officers of PMI, including the plan described above, and compensatory arrangements of Mr. Camilleri, Mr. Calantzopoulos and Mr. Waldemer, are described in detail in the Registration Statement. In addition, in connection with his appointment as Vice President and Controller of PMI effective March 28, 2008, Mr. Psotta’s annual base salary for 2008 was set at CHF 612,200 (which is approximately equal to $613,700 on March 28, 2008). In accordance with the PMI executive compensation programs, Mr. Psotta’s annual incentive awards and annual equity awards will be determined as a percentage of his base salary.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Spin-off, on March 27, 2008, the Board of Directors adopted the Amended and Restated By-laws of PMI (a form of which was attached as an exhibit to PMI’s Registration Statement). The text of the Amended and Restated By-laws is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated By-laws of Philip Morris International Inc.

10.1	Transition Services Agreement by and between Philip Morris International Inc. and Altria Corporate Services, Inc. dated as of March 28, 2008.

10.2	Employee Matters Agreement by and between Philip Morris International Inc. and Altria Group, Inc. dated as of March 28, 2008.

10.3	Tax Sharing Agreement by and between Philip Morris International Inc. and Altria Group, Inc. dated as of March 28, 2008.

10.4	Intellectual Property Agreement by and between Philip Morris International Inc. and Philip Morris USA Inc. dated as of January 1, 2008. (Incorporated by reference to the Registration Statement on Form 10 (filed with the Securities and Exchange Commission on March 5, 2008)).

10.5	Philip Morris International Benefit Equalization Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

	By:	/s/ G. Penn Holsenbeck
	Name:	G. Penn Holsenbeck
	Title:	Vice President & Corporate Secretary

DATE: March 31, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated By-laws of Philip Morris International Inc.

10.1	Transition Services Agreement by and between Philip Morris International Inc. and Altria Corporate Services, Inc. dated as of March 28, 2008.

10.2	Employee Matters Agreement by and between Philip Morris International Inc. and Altria Group, Inc. dated as of March 28, 2008.

10.3	Tax Sharing Agreement by and between Philip Morris International Inc. and Altria Group, Inc. dated as of March 28, 2008.

10.4	Intellectual Property Agreement by and between Philip Morris International Inc. and Philip Morris USA Inc. dated as of January 1, 2008. (Incorporated by reference to the Registration Statement on Form 10 (filed with the Securities and Exchange Commission on March 5, 2008)).

10.5	Philip Morris International Benefit Equalization Plan.